SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                      ___________________



Date of Report (Date of earliest event reported) March 27, 2001
                         BICO, INC.
    (Exact name of registrant as specified in its charter)


  Pennsylvania                     0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)     (IRS Employer
  of incorporation)                                       Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,  Pennsylvania  15220
 (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


     _________________________________________________________
    (Former name or former address,if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirQ, Inc. announced today it successfully unveiled its new technology at the Cancer Symposium sponsored by the Society of Surgical Oncology, March 15-17, 2001 in Washington, DC, attended by 1,172 specialists. Many of the surgeons at the conference indicated their desire to evaluate the technology in hospitals.


Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                          SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of  1934,  the  Registrant has duly caused this  Report  to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.




BICO, INC.

                                      by /s/ Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  March 27, 2001





 THERMOCHEMT HT SYSTEM UNVEILED AT LEADING CANCER SYMPOSIUM IN
                        WASHINGTON, DC



    Technology Developed by Pittsburgh Corporation for the
                Treatment of Abdominal Cancers


      Pittsburgh, PA - March 27, 2001 - BICO, Inc. (OTCBB:BIKO)

subsidiary,  ViaCirq, Inc. a leading developer and marketer  of extracorporeal hyperthermia medical devices, announced today it

successfully  unveiled  its  new  technology  at   the   Cancer

Symposium  sponsored by the Society of Surgical Oncology  March

15-17,  2001  in Washington, DC, attended by 1,172 specialists.

Many  of the surgeons at the conference indicated their  desire to evaluate the technology in hospitals.

      "This  is  a  perfect  example  of  technology  transfer,

propelling  promising  research into the  marketplace  for  the benefit  of the public," said Spencer Lemons, director  of  the

Office of Technology Asset Management at Wake Forest.

      "ViaCirq  is  proud to introduce a technology  that  will

enable doctors to use their surgical skills and their ingenuity

in   combining   the   power  of  heat  and  effectiveness   of

chemotherapy to help patients with the advanced cancer who have few,  if  any, options remaining," said Glenn Keeling,  CEO  of

ViaCirq.

      Following  an operative procedure to remove small  tumors

that  spread to the lining surface of the abdomen from advanced gastrointestinal  and  advanced ovarian cancer,  the  abdominal cavity  is  often bathed in a sterile solution,  delivered  and circulated  by  products like the ThermoChem  HT  System,  that causes  the  abdominal region to be heated up to a  maximum  of

109.4  degrees F. The ThermoChem HT System offers a substantial advance  in  the  delivery of intraperitoneal hyperthermia,  in that  it  integrates temperature and fluid  management  into  a single  unit.  The ThermoChem HT System is the only FDA cleared device for this therapy.

       The  FDA gave ViaCirq clearance to market the ThermoChem

HT  System  early  last  year.   While  a  number  of  surgical

oncologists   use   this  device  to  deliver   intraperitoneal

hyperthermia  as  an  adjunctive  therapy  with   surgery   and

chemotherapy,  many  of  the  nation's  cancer   doctors   were

introduced  to  this medical device in Washington,  DC  at  the

cancer   symposium  sponsored  by  the  Society   of   Surgical

Oncologists.

     For  patients  with this most advanced form  of  abdominal cancer,  the length of life can generally be measured in  weeks or months and the quality of life is poor.  Five-year data from a study at Wake Forest University School of Medicine and funded by  the  National  Institutes  of Health  shows  that  patients undergoing  this combination treatment live longer and  have  a better quality of life.

       BICO,   Incorporated  has  its  corporate   offices   in

Pittsburgh,   PA  and  is  involved  in  the  development   and

manufacture of biomedical devices and environmental  solutions.

BICO's  subsidiary, ViaCirq, Inc., also located in  Pittsburgh,

PA,  is  committed to becoming the worldwide market  leader  in

developing,    manufacturing,   and   marketing    leading-edge

hyperthermia products and services of the highest  quality  and value.



FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com